Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
March 31, 1997



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.5920%



        Excess Protection Level
          3 Month Average   4.99%
            March, 1997   5.83%
            February, 1997   5.37%
            January, 1997   3.78%


        Cash Yield                                  17.84%


        Investor Charge Offs                         4.50%


        Base Rate                                    7.50%


        Over 35 Day Delinquency                      4.55%


        Seller's Interest                           12.97%


        Total Payment Rate                          12.55%


        Total Principal Balance                     $24,979,151,243.99


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,239,523,725.50